SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

Current Report

Pursuant to Section 13 or 15 (d) of

The Securities and Exchange Act of 1934

DATE OF REPORT:

May 15, 2012

(Date of Earliest Event Reported)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

288 UNION ST., ROCKLAND, MA

(Address of Principal Executive Offices)

02370

(Zip Code)

NOT APPLICABLE

(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Current Report on Form 8-K is being filed to amend the Form 8-K previously filed on May 21, 2012 to include Item 9.01 and an Exhibit Index and to amend and restate in its entirety Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed as part of this report:

Exhibit No.	Description

10.1	Master Data Processing Services Agreement by and between Independent Bank Corp. and Q2 Software, Inc. Certain portions of Exhibit 10.1 have been omitted based upon a request submitted to the Securities and Exchange Commission (the “SEC”) for confidential treatment of certain non-public information contained therein. The non-public information has been filed with the SEC as part of the request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date: July 18, 2012	BY: /s/ Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNSEL

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Data Processing Services Agreement by and between Independent Bank Corp. and Q2 Software, Inc. Certain portions of Exhibit 10.1 have been omitted based upon a request submitted to the Securities and Exchange Commission (the “SEC”) for confidential treatment of certain non-public information contained therein. The non-public information has been filed with the SEC as part of the request for confidential treatment.